UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2013

CVS CAREMARK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-01011	05-0494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) On May 1, 2013, CVS Caremark Corporation (the “Registrant”) announced that Laird K. Daniels, formerly Senior Vice President – Controller and Chief Accounting Officer, has assumed the role of Senior Vice President – International Operations and Business Development, effective immediately. In his new role Mr. Daniels will report directly to the Registrant’s President and Chief Executive Officer.

The Registrant also announced that David M. Denton, the Registrant’s Executive Vice President and Chief Financial Officer, has assumed the additional roles of Controller and Chief Accounting Officer, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION

By:	/s/ Thomas S. Moffatt
Thomas S. Moffatt Vice President and Corporate Secretary

Dated: May 1, 2013